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                                                                     EXHIBIT 23




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-46793, 33-77100, 33-82456, 333-07525, 333-13335 and 333-86905.




                                                     /s/ ARTHUR ANDERSEN LLP



Tampa, Florida,
June 14, 2000